                                   RABBI TRUST

                                       FOR

                    INTERNATIONAL FLAVORS & FRAGRANCES INC.

THIS AGREEMENT, made this 4th day of October, 2000, between International
Flavors & Fragrances Inc. (hereinafter called the "Corporation") on behalf of itself and its associated companies, if any, participating in this trust and
First Union National Bank (hereinafter called the "Trustee"); a banking organization organized and existing under the laws of the State of New York and
Buck Consultants Inc. (hereinafter called the "Benefit Determiner"), a
Corporation whose principal place of business is in the State of New York.

                                   WTTNESSETH:

WHEREAS, the Corporation has adopted and sponsors the nonqualified deferred compensation and welfare benefit plans listed in Appendix A (hereinafter called the "Plan(s)"); and

WHEREAS, the Corporation has incurred or expects to incur liability under the terms of such Plan(s) with respect to the individuals participating in such
Plan(s); and

WHEREAS, the Corporation wishes to establish a trust (hereinafter called the
"Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of the Corporation's creditors in the event of the
Corporation's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the
Plan(s); and

WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of any of the Plan(s) as unfunded plan(s) maintained for the purposes of providing deferred compensation for a select group of management or highly compensated employees for purposes of
Title I of the Employee Retirement Income Security Act of 1974 or as unfunded
"excess benefit plan(s)" under Section 3(36) of Title I of ERISA. as amended from time to time; and

WHEREAS, it is the intention of the Corporation to make contributions to the
Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan(s), and upon the earlier of a Potential Change in
Control, as defined herein, or Change in Control, as defined herein, to provide the funding of a Legal Defense Fund, as defined herein, to enable the Trustee to protect the rights of participants and beneficiaries under the Plan(s); and

WHEREAS, it is also the intention of the Corporation to have the Trust available to associated companies of the Corporation that are participating in the Plan(s)
covered by the Trust, and under the terms of this agreement (hereinafter referred to as the "Trust Agreement" or "Agreement"), the Corporation shall operate on behalf of all such associated companies; and

WHEREAS, the Corporation wishes to establish for itself and for each associated company of the Corporation that is participating in the Plan(s) covered by the
Trust, a separate bookkeeping account (hereinafter referred to as the "Account")
under the Trust, each such Account to include only the contributions from or on behalf of that company for which the Account was established, investment earnings and adjustments for charges, payments, expenses, and cash flow on assets attributable to the contributions to each such Account and with respect to each Plan, such Account shall maintain a subaccount in order to provide a potential source of payments under the terms of such Plan(s); and

WHEREAS, except in the case of Insolvency, amounts credited to each Account, and the earnings thereon, shall be used by the Trustee solely in satisfaction of the liabilities of the Corporation and its associated companies with respect to the participants and the beneficiaries in the Plan(s), and expenses as provided herein, and such utilization shall be in accordance with the procedures set forth herein; and

WHEREAS, except as otherwise expressly provided in this Agreement, upon satisfaction of all liabilities of the Corporation and its associated companies with respect to all participants and their beneficiaries under their respective
Plan(s), the balance, if any, remaining in the Accounts shall revert to the
Corporation and/or the associated companies, as appropriate, provided, however, that all amounts attributable to such Plan(s) and attributable to the Legal
Defense Fund shall, at all times, be subject under this Agreement to the claims of the Corporation's and its associated companies' creditors as hereinafter provided; and

WHEREAS, the Corporation, on behalf of itself and its associated companies, and the Trustee have created this Trust to provide assurances to certain management employees of the Corporation and its associated companies and the Benefit
Determiner acknowledges and will operate in accordance with that intention;

NOW, THEREFORE, in consideration of the premises and mutual and independent promises herein, including certain fees and expenses paid or payable by the
Corporation and its associated companies to the Trustee and the Benefit
Determiner, the parties hereto covenant and agree as follows:

                                    ARTICLE I

                             ESTABLISHMENT OF TRUST

1.1  The Corporation hereby deposits with the Trustee for its Account under the
     Trust $1,000, which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust
     Agreement.

1.2  The Trust hereby established is revocable but, subject to the provisions of
     Section 6.2 hereof, shall become irrevocable upon the earlier of a
     Potential Change in Control, as defined in Section 16.2 herein, or a Change in Control, as defined in Section 16.3 herein.

1.3  The Trust is intended to be a grantor trust, of which the Corporation and each associated company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of
     1986, as amended, and shall be construed accordingly.

1.4  The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Corporation and each of the associated companies and shall be used exclusively for the uses and purposes of Plan participants, their beneficiaries and the Corporation's and each associated company's general creditors, and paying the expenses of administering the Trust as herein set forth. Furthermore, any amounts attributable to a particular Plan and to a particular associated company shall be accounted for separately, even though for investment purposes
     Trust assets can be commingled. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan(s) and this
     Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Corporation and, if applicable, any associated company. Any assets held by the Trust will be subject to the claims of the Corporation's or associated company's general creditors, as the case may be, under Federal and state law in the event of
     Insolvency, as defined in Section 4.1 herein. The rights of creditors of any associated company shall be limited to the assets held for that company under the trust.

1.5  The Corporation and each associated company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or, subject to Section 5.3, other property (including, in the case of the
     Corporation, but not limited to, treasury shares of the Corporation) in trust with the Trustee to augment the principal to be held, administered and disposed of by said Trustee as provided in this Trust Agreement. The
     Corporation may make contributions on behalf of an associated company. Any contribution made to the Trust shall be credited to the Account of the company for which the contribution is made and further allocated under the
     Account to the Plan for which the contribution is intended, and this information will be supplied by the Corporation at the time of the deposit or allocation. Neither the Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits; provided, however, upon the earlier of a Potential Change in Control or Change in Control, if
     the Trust assets are less than 110% of the benefit liabilities under the
     Plan(s), the Corporation and each associated company shall, as soon as possible, but in no event later than seven days following such event, make a contribution in cash or property to the Trust in an amount, determined by the Benefit Determiner, which, taken together with the value of the existing Trust assets, is no less than 110% of the amount needed to pay each Plan participant and beneficiary the benefits to which such Plan participant or beneficiary would be entitled pursuant to the terms of the
     Plan(s) as of the date on which the earlier of the Potential Change in
     Control or Change in Control occurs. In addition, subject to the provisions of Section 6.2 hereof, after the earlier of a Potential Change in Control or Change in Control, if the Trust assets become insufficient to pay all benefits to which participants or beneficiaries of deceased participants are entitled under the Plan(s), as determined by the Benefit Determiner, the Corporation or associated company shall contribute to the Trust the additional amount necessary to fully fund their respective benefit liabilities under the Plan(s) as determined by the Benefit

     Determiner. A copy of any such determination by the Benefit Determiner shall be provided to the Trustee.

1.6  In addition, the Corporation and any associated company may at any time, and the Corporation shall upon the occurrence of the earlier of a Potential
     Change in Control or Change in Control, make a contribution to a Legal
     Defense Fund established under Article X of this Trust Agreement. The primary purpose of these funds would be to enable the Trustee to take such legal action as it deems necessary after a Change in Control to protect the participants and beneficiaries entitlement to benefits under the Plan(s)
     after a Change in Control occurs and to pay legal expenses incurred by the
     Trustee or Benefit Determiner in protecting participants' and beneficiaries' entitlement to benefit under the Plan(s).

                                   ARTICLE II

       DESIGNATION OF BENEFIT DETERMINER AND PAYMENTS TO PLAN PARTICIPANTS

2.1  By its acceptance of this Trust, the Trustee hereby agrees to the designation by the Corporation of a "Benefit Determiner" under this Trust
     Agreement. Prior to a Change in Control, the selection and retention of a
     Benefit Determiner shall be the sole responsibility of the Corporation. In the event a Change in Control occurs, the responsibility for selection and retention of a Benefit Determiner resides with the Trustee. In that case, the Trustee in its sole discretion may, but need not, designate a new
     Benefit Determiner or may continue to use the same Benefit Determiner, or in the event said firm does not accept its designation as Benefit
     Determiner or accepts said designation and subsequently resigns, the
     Trustee shall designate a new Benefit Determiner; provided, however, any
     Benefit Determiner newly appointed by the Trustee shall be independent of the Corporation. In any event, the Benefit Determiner, or any successor thereto, shall be a

     signatory under the Trust Agreement. The Benefit Determiner may resign at any time by delivering written notice to the Corporation and Trustee;
     provided, however, that no such resignation shall take effect until the earlier of (a) sixty (60) days from the date of delivery of such notice to the Corporation or in the event a Change in Control occurs, the Trustee or
     (b) the appointment of a successor Benefit Determiner, or such shorter period as agreed upon in writing by the parties.

2.2  Except for the records dealing solely with the funds and their investment, which shall be maintained by the Trustee, the Benefit Determiner shall maintain all the Plan participant and beneficiary records contemplated by this Trust Agreement.

2.3  Upon the establishment of the Trust or as soon thereafter as practicable, the Corporation shall furnish to the Benefit Determiner all the information necessary to determine the benefits payable to or with respect to each participant and beneficiary under the Plan(s). The Corporation shall regularly, at least annually, and upon the earlier of a Potential Change in
     Control or Change in Control, furnish revised updated information to the
     Benefit Determiner. In the event the Corporation refuses or neglects to provide updated participant information, as contemplated herein, the
     Benefit Determiner shall be entitled to rely upon the most recent information furnished to it by the Corporation or the participant. The
     Corporation shall give notice to the Benefit Determiner at any time there is a change in benefits or personal information under the Plan(s).

2.4  The Benefit Determiner (if the Corporation is unable or unwilling to do so)
     shall periodically prepare a benefit statement in respect to each participant's benefits under the Plan(s) and shall furnish a copy of same to the participant or his or her beneficiary and to the Corporation.

2.5  Upon the direction of the Corporation, before or after a Potential Change in Control or Change in Control occurs, or upon the proper application, after a Change in Control occurs, of a participant or beneficiary of a deceased participant who is entitled to benefits under the Plan(s) to the
     Trustee, the Corporation, or if the Corporation is unable, unwilling or otherwise refuses to do so, the Benefit Determiner, shall prepare a certification to the Trustee that a participant's or beneficiary's benefits under the Plan(s) have become payable. Such certification shall include the amount of such benefits, the manner of payment and personal information regarding the participant or beneficiary, including the participant's or beneficiary's name, social security number, and last known address.

2.6  Notwithstanding anything herein to the contrary, the Benefit Determiner, if required by this Trust, shall calculate the benefit of each participant, or beneficiary under a Plan. To the extent a participant's, or his or her beneficiary's, benefit is payable from a Plan, the Benefit Determiner shall have full discretionary authority to resolve any question which shall arise under the Plan as to any person's eligibility for benefits, the calculation of benefits, the form, commencement date, frequency, duration of payment, or the identity of the beneficiary. Such question shall be resolved by the
     Benefit Determiner under rules uniformly applicable to all person(s) or employee(s) similarly situated.

2.7  Upon the receipt of such certified statement and such appropriate Federal, state and local tax withholding information as may be available from the
     Corporation or the Benefit Determiner, the Trustee, upon direction from the
     Corporation, (or in the case of a Change in Control, if the Corporation is unable, unwilling, or otherwise refuses to do so, upon direction of the
     Benefit Determiner) shall, as soon as practicable, commence cash distributions from the Trust in

     accordance therewith to the person or persons so indicated, and with respect to taxes required to be withheld, to the Corporation, and the
     Benefit Determiner shall charge the appropriate Account(s) under the Trust.
     The Trustee shall furnish a copy of such certification to the participant or beneficiary of the deceased participant. The Corporation or an associated company, as the case may be, shall have full responsibility for the payment of all withholding taxes to the appropriate taxing authority and shall furnish each participant or beneficiary with the appropriate tax information form evidencing such payment and the amount thereof.

2.8  Notwithstanding anything herein to the contrary, the Corporation on behalf of itself or any associated company, instead of the Trustee, may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan(s). The Corporation shall notify the Trustee or the Benefit Determiner of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries.

2.9  Nothing provided in this Trust Agreement shall relieve the Corporation or any of the participating associated companies of their obligations and liabilities to pay the benefits provided under the Plan(s) except to the extent such obligations and liabilities are met by application of Trust assets or by payments made directly by the Corporation or an associated company, as the case may be.

                                   ARTICLE III

     CORPORATION RESPONSIBILITY REGARDING DOCUMENTATION, CONTRIBUTIONS, AND
                                 INDEMNIFICATION

3.1  The Corporation shall provide the Trustee and Benefit Determiner with a certified copy

     of the Plan(s) and all amendments thereto and of the resolutions of the
     Board of Directors of the Corporation approving the Plan(s) and all amendments thereto, promptly upon their adoption. After the execution of this Trust Agreement, the Corporation shall promptly file with the Trustee and the Benefit Determiner a certified list of the names and specimen signatures of those officers of the Corporation and any delegate authorized to act for it. The Corporation shall promptly notify the Trustee and the
     Benefit Determiner of the addition or deletion of any person's name to or from such list, respectively. Until receipt by the Trustee and/or the
     Benefit Determiner of notice that any person is no longer authorized to so act, the Trustee or the Benefit Determiner may continue to rely on the authority of the person. All certifications, notices and directions by any such person or persons to the Trustee or the Benefit Determiner shall be in writing signed by such person or persons. The Trustee and the Benefit
     Determiner may rely on any such certification, notice or direction purporting to have been signed by or on behalf of such person or persons that the Trustee or the Benefit Determiner believes to have been signed thereby. The Trustee and the Benefit Determiner may rely on any certification, notice or direction of the Corporation that the Trustee or the Benefit Determiner believes to have been signed by a duly authorized officer or agent of the Corporation. The Trustee and the Benefit Determiner
     shall have no responsibility for acting or not acting in reliance upon any certification, notice or directions believed by the Trustee or the Benefit
     Determiner to have been so signed by a duly authorized officer or agent of the Corporation. The Corporation shall be responsible for keeping accurate books and records with respect to the employees of the Corporation and associated companies, their compensation and their rights and interests in the Trust under the Plan(s). The Trustee may rely on all certifications issued by the Benefit Determiner without any obligation to verify the accuracy of the calculations or information contained therein.

3.2  The Corporation and each associated company shall make its contributions to the Trust in accordance with appropriate corporate action. The Trustee shall have the responsibility, after the earlier of a Potential Change in
     Control or Change in Control, to compel the Corporation or associated company under Section 1.5 hereof to make additional deposits or take other action to compel payments in amounts determined by the Benefit Determiner to be necessary, in accordance with Section 1.5, to fully fund the Trust to pay all benefits to which participants or beneficiaries of deceased participants are entitled under the Plan(s). The Trustee shall not be held responsible for the Corporation's or associated companies' refusal to fund as required herein. Any such contributions or payments shall be made to the
     Trust and shall be properly allocated to the appropriate Accounts. If more than one Plan is covered by the Trust or if more than one employer is participating in the Trust, the Corporation and the associated companies shall indicate the amount of its contributions intended for each Plan and for each employer's Account. The Trustee shall also have the responsibility to compel the Corporation and associated companies to make, after the occurrence of the earlier of a Potential Change in Control or Change in
     Control, the required contributions under Article X to the Legal Defense
     Fund. The Corporation shall be required to notify the Trustee of the occurrence of any Potential Change in Control or Change in Control as
     promptly as practicable following the occurrence thereof. Anything else contained in this Section 3.2 to the contrary notwithstanding, the Trustee shall not have the responsibility to compel the Corporation or the associated companies to make the contributions required pursuant to Section
     1.5 or Article X hereof unless and until the Trustee has actual knowledge or has received notice from the Corporation that either a Potential Change in Control or Change in Control, as applicable, shall have occurred.

3.3  The Corporation shall indemnify and hold harmless the Trustee for any liability or expenses, including without limitation reasonable attorney's fees, incurred by the Trustee with respect to holding, managing, investing or otherwise administering the Trust, other than those resulting from the
     Trustee's gross negligence or willful misconduct.

3.4  The Corporation shall indemnify and hold harmless the Benefit Determiner for any liability or expenses, including without limitation reasonable attorney's fees, incurred by the Benefit Determiner with respect to keeping the participants' benefits records and reporting thereon, certifying benefit information to all parties, including the Trustee, participants or beneficiaries, and the Corporation, and any other business properly coming before the Benefit Determiner in connection to carrying out its obligations under this Trust Agreement, other than those resulting from the Benefit
     Determiner's gross negligence or willful misconduct.

3.5  If the Trustee or the Benefit Determine undertakes or defends any litigation arising in connection with this Trust, including, but not limited to any litigation undertaken or defended against the Corporation, the Corporation agrees to indemnify the Trustee and the Benefit Determiner against the Trustee's or the Benefit Determiner's reasonable costs, expenses and liabilities (including, without limitation, attorney's fees and expenses) relating thereto and to be primarily liable for such payments. If the Corporation does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee or the Benefit
     Determine may obtain payment from the Trust other than the Legal Defense
     Fund, except as permitted under Section 1.6 and Article X. The Corporation or associated company shall reimburse the Trust for any such payments.

                                   ARTICLE IV

   TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO PARTICIPANTS AND BENEFICIARIES
                           WHEN EMPLOYER IS INSOLVENT

4.1  If a participating employer is Insolvent, as hereinafter defined, the
     Trustee shall, subject to Section 4.2 hereof, cease payment of benefits to
     Plan participants of that Insolvent employer and their beneficiaries. The
     Corporation or an associated company, as the case may be, shall be considered "Insolvent" for purposes of this Trust Agreement if (a) the
     Corporation or the associated company is unable to pay its debts as they become due, or (b) the Corporation or the associated company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.
     Payments to Plan participants and their beneficiaries of an employer who is not Insolvent shall not be affected by the Insolvency of another employer.

4.2  At all times during the continuance of this Trust, as provided in Section
     1.4 hereof, the principal and income of the Trust held for the benefit of a particular employer shall be subject to claims of general creditors of that employer under Federal and state law as set forth below.

     (a)  The Board of Directors of the Corporation and the Chief Executive
          Officer of the Corporation shall have the duty to inform the Trustee in writing of the Corporation's or any of the associated companies'
          Insolvency. If a person claiming to be a creditor of the Corporation or of an associated company alleges in writing to Trustee that the
          Corporation or an associated company has become Insolvent, the Trustee shall determine whether the Corporation or an associated company is
          Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to Plan participants of that employer and their beneficiaries.

     (b)  Unless the Trustee has actual knowledge of the Corporation's or an associated company's Insolvency, or has received notice from the
          Corporation or a person claiming to be a creditor alleging that the
          Corporation or an associated company is Insolvent, the Trustee shall have no duty to inquire whether the Corporation or an associated company is Insolvent. The Trustee may in all events rely on such evidence concerning the Corporation's or an associated company's solvency as may be furnished to the Trustee and that provides the
          Trustee with a reasonable basis for making a determination concerning the Corporation's or an associated company's solvency.

     (c)  If at any time the Trustee has determined that the Corporation or an associated company is Insolvent, the Trustee shall discontinue and not make any payments to Plan participants of that employer or their beneficiaries and shall hold the assets of the Trust held for the benefit of the Corporation's or an associated company's, as the case may be, general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their
          beneficiaries to pursue their rights as general creditors of the
          Corporation or an associated company with respect to benefits due under the Plan(s) or otherwise at their own expense.

     (d)  The Trustee shall resume the payment of benefits to Plan participants and their beneficiaries in accordance with Article II of this Trust
          Agreement only after the Trustee has determined that the affected employer is not Insolvent (or is no longer Insolvent).

4.3  Provided that there are sufficient assets held on behalf of a participating employer, if the Trustee discontinues the payment of benefits from the
     Trust to Plan participants and their beneficiaries pursuant to Section 4.2 hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to such Plan

     participants and their beneficiaries under the terms of the Plan(s) for the period of such discontinuance, less the aggregate amount of any payments made to such Plan participants and their beneficiaries by the Corporation or an associated company in lieu of the payments provided for hereunder during any such period of discontinuance. If Trust assets held in Account on behalf of the Corporation or associated company are insufficient to make such payments in full, payments shall be paid on a pro rata basis determined by comparing the assets available under the Account to the total payments due under the Plan(s) to the participants of that company and their beneficiaries.

                                    ARTICLE V

                              INVESTMENT AUTHORITY

5.1  Prior to a Potential Change in Control or Change in Control, the
     Corporation shall direct the Trustee as to the investment of all assets within the Trust. Subsequent to a Potential Change in Control or Change in
     Control, the Trustee shall have full discretion in and sole responsibility for investment, management and control of the Trust assets. The Trustee shall exercise this responsibility consistent with the underlying purpose of the Trust and consistent with the underlying purpose of a Plan under which participants have made deemed investments elections with respect to their benefits under the Plan. Plans in which deemed investment elections have been made should be invested by the Trustee in amounts that approximate participant liabilities and in investments that replicate those elections, or in similar type investments, as determined by the Trustee.
     Plans for which no distinct deemed investment elections are made by participants or by the Plan should be invested in a suitable portfolio of high quality government and agency securities providing for returns that approximate the discount rate applicable to the Plan. Trustee may rely upon information provided by Benefit Determiner in order to determine investment selections. Trustee may reallocate investments periodically to update the investment mix in accordance with

     Section 5.1 as often as Trustee deems appropriate. An investment direction by the Corporation shall be ineffective for investments made after a Change in Control occurs. All rights associated with Trust assets shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by participants or beneficiaries.

5.2  Powers of Trustee. Except as otherwise specifically provided in this Trust
     Agreement, the Trustee is authorized and empowered:

     (a)  To purchase, hold, sell, invest and reinvest the Trust assets, together with income therefrom;

     (b)  To hold, manage and control all property at any time forming part of the Trust assets;

     (c)  To sell, convey, transfer, exchange and otherwise dispose of the Trust assets from time to time in such manner, for such consideration and upon such terms and conditions as it shall determine;

     (d)  To make payments from the Trust as provided hereunder;

     (e)  To cause any property of the Trust to be issued, held or registered in the individual name of the Trustee, or in the name of its nominee, or in such form that title will pass by delivery; provided, however, that the records of the Trustee shall indicate the true ownership of such property; and

     (f)  To do all other acts necessary or desirable for the proper administration of the Trust assets as though the absolute owner thereof, and to exercise all the further rights, powers, options and privileges granted, provided for or vested in trustees generally under applicable Federal or New York law, as amended from time to time, it being intended that, except as herein otherwise provided, the powers conferred upon the Trustee herein shall not be

          construed as being in limitation of any authority conferred by law, but shall be construed as in addition thereto.

5.3  Notwithstanding anything else contained herein to the contrary, prior to the occurrence of a Change in Control, the Corporation may contribute securities of the Corporation (including treasury and authorized but unissued securities) to the Trust or may direct the Trustee to invest assets of the Trust in such securities, and shall direct the Trustee as to the continued holding of any Corporation securities, including treasury securities and authorized but unissued securities (whether contributed to the Trust by the Corporation or purchased at the direction of the
     Corporation); provided that the Corporation shall not make a contribution in the form of its stock or a direction to the Trustee to acquire or hold such stock by the Corporation shall not be controlling or in effect, unless and until the Trustee has a Registration Rights Agreement in effect with the Corporation. The Trustee shall, until a Change in Control occurs, vote any securities of the Corporation it owns in the same way (determined on a percentage basis) as employees vote their shares of the Corporation's stock under the International Flavors & Fragrances Inc. Retirement Investment
     Fund Plan. In the event of any tender or exchange offer for all or any part of any class of Corporation security, the Trustee shall, until a Change in
     Control occurs, accept or reject such offer as to all or any portion of such class of security held under the Trust in the same proportion as the employees accept or reject such tender or exchange offer with respect to their shares under the International Flavors & Fragrances Inc. Retirement
     Investment Fund Plan. The Corporation shall assure that aggregate information concerning the action taken with respect to Corporation stock by participants under that plan shall be promptly supplied by the trustee of that plan to the Trustee, while maintaining the confidentiality of instructions given by individual participants. Except in connection with a tender or exchange offer as described above, prior to a Change in Control securities of the Corporation held by the Trust will not be sold by the
     Trustee for the purpose of providing benefits hereunder or otherwise applied by the Trustee for such purpose. After such Change in
     Control occurs, the Trustee can, subject to applicable securities law requirements, sell or dispose of any Corporation securities it owns in order to pay benefits due under the Plan(s) or to pay expenses or liabilities arising under the Trust. The Corporation shall take such action and make such payments as are necessary to assure that the Trustee shall have full registration rights under Federal and state securities laws with respect to securities of the Corporation held by it. The Corporation shall indemnify the underwriters in any public offering of Corporation securities and pay all expenses related to such offering and if not paid by the
     Corporation such amounts shall be a charge against the Trust and shall constitute a lien in favor of the Trustee until paid by the Corporation.

5.4  Except as provided in Section 5.3 hereof, the Corporation shall have the right at any time, and from time to time, in its sole discretion, to substitute assets of equal fair market value for any asset held by the
     Trust, provided that after a Change in Control occurs only cash can be substituted for assets held by the Trust. This right is exercisable by the
     Corporation in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity. Notwithstanding anything in this
     Agreement to the contrary, the Trustee shall have no duty to review any assets substituted or any assets otherwise held prior to a Change in
     Control with respect to prudence or proper diversification.

                                   ARTICLE VI

   No DIVERSION OF ASSETS AFTER CHANGE IN CONTROL BEFORE FULL BENEFIT PAYMENT

6.1  After a Change in Control occurs, the Corporation shall have no right or power to direct the Trustee to return to the Corporation or to divert to others any of the Trust assets before all payment of benefits has been made to Plan participants and their beneficiaries pursuant to the terms of the
     Plan(s).

6.2  Prior to the occurrence of a Change in Control, the Corporation shall be permitted to withdraw from the Trust all or a portion of the assets of the
     Trust; provided that the provisions of this Section 6.2 shall not be applicable during the pendency of or during the one year period following the cessation of a Potential Change in Control. In addition, prior to the occurrence of a Change in Control, any cash dividends paid on shares of stock of the Corporation held in the Trust shall be transferred by the
     Trustee to the Corporation as soon as administratively practicable following the date or dates such dividends are paid.

                                   ARTICLE VII

                              DISPOSITION OF INCOME

7.1  Except as provided in Section 6.2 hereof, during the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested and the Corporation and associated companies shall pay any Federal, state or local taxes on the Trust or any part thereof and on the income therefrom attributable to the assets held on their behalf under the Trust.

                                  ARTICLE VIII

                              ACCOUNTING BY TRUSTEE

8.1  The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions made or required to be made, including such records as shall be agreed upon in writing between the
     Corporation and Trustee. Within 30 days following the close of each calendar year and within 30 days after the removal or resignation of the
     Trustee, the Trustee shall deliver to the Corporation a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by

     it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. Upon the expiration of 90 days following the filing of each written account with the
     Corporation, the Trustee shall be forever released and discharged from all liability and further accountability to the Corporation and any other person with respect to accuracy of such account and the propriety of all acts or failures to act reflected in such account. The foregoing sentence shall not apply if within the 90-day period, a written objection to the filing is sent to the Trustee by the Corporation; provided that such sentence shall apply if the written objection is resolved by the Trustee to the Corporation's satisfaction.

                                   ARTICLE IX

                            RESPONSIBILITY OF TRUSTEE

9.1  (a)  The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;
          provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Corporation or by the Benefit Determiner which is contemplated by, and in conformity with, the terms of the Plan(s)
          or this Trust Agreement and is given in writing by the Corporation or by the Benefit Determiner. Notwithstanding anything in the previous sentence to the contrary, the Trustee may assume that any calculation made by the Benefit Determiner has been made in accordance with terms of the Plan(s). In the event of a dispute between the Corporation and a party, the Trustee may, subject the provisions of Section 11.1, at the expense of the Trust apply to a court of competent jurisdiction to resolve the dispute.

     (b)  The Trustee or the Benefit Determiner may consult with legal counsel
          (who may also be counsel for the Corporation generally) with respect to any of its duties or obligations hereunder at the expense of the
          Trust, subject to the provisions of Section 11.1.

     (c)  The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder at the expense of the Trust, subject to the provisions of Section 11.1.

     (d)  The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein; provided, however, that if an insurance policy is held at the direction of the Corporation as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the
          Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor trustee, or to loan to any person the proceeds of any borrowing against such policy, unless directed to do so by the Corporation to either keep the policy in force or to pay benefits.

     (e)  Notwithstanding any powers granted to the Trustee pursuant to this
          Trust Agreement or applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of
          Section 301.7701-2 of the Procedure and Administrative Regulations
          promulgated pursuant to the Internal Revenue Code.

                                    ARTICLE X

                               LEGAL DEFENSE FUND

10.1 (a)  The Trustee shall maintain for bookkeeping purposes a separate account
          (the "Legal Defense Fund") to provide for the payment of legal expenses incurred by the Trustee after a Change in Control to protect participants' or their beneficiaries' entitlement to benefits under the Plan(s) after a Change in Control. The amounts credited to the
          Legal Defense Fund cannot be used to pay benefits due under the
          Plan(s) or expenses of the Trust except as provided herein. Separate bookkeeping accounts shall be maintained by Trustee to identify
          Corporation and associated companies contributions to the Legal
          Defense Fund The rights of creditors of any associated company Legal
          Defense Fund shall be limited to the assets held for that company under the trust.

          The Corporation or associated company within seven days following the earlier of a Potential Change in Control or Change in Control, shall contribute cash to the Legal Defense Fund in an amount not less than
          10% of the total benefit liability under the Plan(s) as determined by the Benefit Determiner under Section 1.5. The Corporation or associated company may make all or a portion of that contribution at any time prior to the earlier of a Potential Change in Control or
          Change in Control.

     (b)  The Trustee shall use the funds in the Legal Defense Fund to pay for reasonable legal and other expenses incurred by the Trustee or Benefit
          Determiner in protecting the participants' and beneficiaries'
          entitlement to benefits under the Plan(s) after a Change in Control.

     (c)  In operating under the terms of this Article X the Trustees shall pursue all claims of participants and beneficiaries for benefits due them under the Plan(s) other than those claims which would be considered frivolous,

     (d)  The assets in the Legal Defense Fund can be used, if necessary, to pay benefits to participants and beneficiaries and to pay expenses reimbursable under Section 3.5 but only after the satisfaction of liabilities attributable to participants' and beneficiaries' benefits under the Plan as certified by the Benefit Determiner.

     (e)  The provisions of Article VI are applicable to this Article X.

                                   ARTICLE XI

           COMPENSATION AND EXPENSES OF TRUSTEE AND BENEFIT DETERMINER

11.1 The Corporation shall pay to the Trustee its reasonable expenses for the management and administration of the Trust, including without limitation advances for or prompt reimbursement of reasonable expenses of counsel and other agents employed by the Trustee. The Corporation shall also pay to the
     Trustee compensation for its services as Trustee hereunder, the amount of which shall be agreed upon from time to time by the Corporation and the
     Trustee in writing; provided, however, that if the Trustee forwards an amended fee schedule to the Corporation requesting its agreement thereto and the Corporation fails to object thereto within forty-five (45) days of its receipt, the amended fee schedule shall be deemed to be agreed upon by the Corporation and the Trustee. Such expenses and compensation shall be a charge on the Trust and shall constitute a lien in favor of the Trustee until paid by the Corporation.

11.2 The Corporation shall pay to the Benefit Determiner reasonable compensation for its services as the Benefit Determiner hereunder, the amount of which shall be agreed upon from time to time by

     the Corporation (or the Trustee in the event of a Change in Control) and the Benefit Determiner in writing, and shall reimburse reasonable expenses, including legal expenses, of the Benefit Determiner in fulfilling its obligations under the Trust. Such expenses and compensation shall be a charge on the Trust and shall constitute a lien in favor of the Benefit
     Determiner until paid by the Corporation.

                                   ARTICLE XII

     RESIGNATION AND REMOVAL OF TRUSTEE AND APPOINTMENT OF SUCCESSOR TRUSTEE

12.1 The Trustee may resign at any time by delivering written notice thereof to the Corporation; provided, however, that no such resignation shall take effect until the earlier of (a) sixty (60) days from the date of delivery of such notice to the Corporation or (b) the appointment of a successor trustee, or such shorter period as agreed upon in writing by the parties.

12.2 The Trustee may be removed at any time by the Corporation before or after a
     Change in Control described in Section 16.3 pursuant to a resolution of the
     Board of Directors of the Corporation, upon delivery to the Trustee of a certified copy of such resolution and sixty (60) days' written notice of
     (a) such removal and (b) the appointment of a successor trustee, or such shorter period as agreed upon in writing by the parties; provided that after a Change in Control, such removal shall occur only if consented to by two-thirds of the participants covered under the Trust; and further provided, such participant consent shall not be required after the sixth anniversary of a Change in Control.

12.3 Upon the resignation or removal of the Trustee, a successor trustee with balance sheet assets of at least 40 billion dollars shall be appointed by the Corporation. Such successor trustee shall be a

     bank or trust company established under the laws of the United States or a
     State within the United States. Such appointment shall take effect upon the delivery to the Trustee of (a) a written appointment of such successor trustee, duly executed by the Corporation, and (b) a written acceptance by such successor trustee, duly executed thereby. Any successor trustee shall have all the rights, powers and duties granted the Trustee hereunder.

12.4 If, within sixty (60) days of the delivery of the Trustee's written notice of resignation, a successor trustee shall not have been appointed, the
     Trustee may apply to any court of competent jurisdiction for the appointment of a successor trustee.

12.5 Upon the resignation or removal of the Trustee and the appointment of a successor trustee, and after the acceptance and approval of its account, the Trustee shall transfer and deliver the Trust to such successor trustee.
     Under no circumstances shall the Trustee transfer or deliver the Trust to any successor trustee which is not a bank or trust company as hereinabove defined.

12.6 If the Trustee resigns or is removed, a successor trustee shall be appointed, in accordance with Section 12.3, by the effective date of resignation or removal under Section 12.1 or 12.2 of this Article. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor trustee or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

                                  ARTICLE XIII

                                    AMENDMENT

13.1 This Trust Agreement may be amended, in whole or in part, including
     Appendix A hereof, at any time and from time to time, by the Corporation, pursuant to a resolution of the Board of Directors of the Corporation, by delivery to the Trustee of a certified copy of such resolution and a written instrument duly executed and acknowledged in the same form as this
     Trust Agreement, except that the duties and responsibilities of the Trustee shall not be increased without the Trustee's written consent. The ability to amend shall include the right to spin off the assets and/or liabilities attributable to a participating employer under this Trust to an existing or newly-established Trust or other vehicle which provides the same protection of a participant's interest as this Trust does. The approval of such spinoff by the affected employer shall be required. Any such spinoff shall be consistent with the rules used under Section 414(1) of the Internal
     Revenue Code applicable to pension plans qualified under Section 401 (a) of the Internal Revenue Code. Notwithstanding the foregoing, (i) no such amendment shall conflict with the substantive terms of the Plan(s) or permit withdrawal of any funds held under the Trust except as permitted under Article V or VI and (ii) during the pendency of a Potential Change in
     Control, during the one-year period following the cessation of a Potential
     Change in Control, and following the occurrence of a Change in Control
     (such periods being referred to collectively as the "Protected Period"), this Trust Agreement may not be amended by the Corporation in any manner adverse to participants and beneficiaries of the Plans, other than for reasons to maintain, on the advice of counsel, the Trust's status as an unfunded grantor trust.

                                   ARTICLE XIV

                                   TERMINATION

14.1 The Trust established pursuant to this Trust Agreement may be terminated by the Corporation at any time; provided, however, that during the Protected
     Period, the Trust may not be terminated by the Corporation prior to the satisfaction of all liabilities with respect to all participants in the
     Plan(s) and their beneficiaries and all other liabilities of the Trust.
     Upon receipt of a written certification from the Benefit Determiner that all liabilities have been satisfied with respect to all participants in the
     Plan(s) and their beneficiaries and upon satisfaction of all other liabilities of the Trust, the Corporation, pursuant to a resolution of its
     Board of Directors, may terminate the Trust upon delivery to the Trustee of
     (a) a certified copy of such resolution, (b) an original certification of the Benefit Determine that all such liabilities (including for this purpose unpaid Trustee and Benefit Determiner fees and expenses other than fees and expenses to be paid from the Legal Defense Fund) have been satisfied and
     (c) a written instrument of termination duly executed and acknowledged in the same form as this Trust Agreement.

14.2 Upon the termination of the Trust in accordance with Section 14.1, the
     Trustee shall, after the acceptance and approval of its account, distribute their share of the assets of the Trust (including the assets of the Legal
     Defense Fund) to the Corporation and to the associated companies, as the case may be. Upon completing such distribution, the Trustee shall be relieved and discharged. The powers of the Trustee shall continue as long as any part of the Trust remains in its possession.

                                   ARTICLE XV

                                  MISCELLANEOUS

15.1 This Trust Agreement shall be construed and interpreted under, and the
     Trust hereby created shall be governed by, the laws of the State of New
     York insofar as such laws do not contravene any applicable Federal laws, rules or regulations.

15.2 Neither the gender nor the number (singular or plural) of any word shall be construed to exclude another gender or number when a different gender or number would be appropriate.

15.3 No right or interest of any participant or beneficiary under the Plan(s) in the Trust shall be transferable or assignable or shall be subject to alienation, anticipation or encumbrance, and no right or interest of any participant or beneficiary in the Plan(s) or in the Trust shall be subject to any garnishment, attachment or execution, except as otherwise required by law. Notwithstanding the foregoing, the Trust shall at all times remain subject to claims of general creditors of the Corporation and associated companies, as the case may be, in the event the Corporation or an associated company becomes Insolvent as provided in this Trust Agreement.

15.4 This Trust Agreement shall be binding upon and inure to the benefit of any successor to the Corporation or its business as the result of merger, consolidation, reorganization, transfer of assets or otherwise and any subsequent successor thereto. In the event of such merger, consolidation, reorganization, transfer of assets or other similar transaction, the successor to the Corporation or its business or any subsequent successor thereto shall promptly notify the Trustee in writing of its successorship and furnish the Trustee and the Benefit Determiner with the information specified in Section 3.1 of this Trust Agreement. In no event shall any such transaction described herein

     suspend or delay the rights of the Plan participants or the beneficiaries of deceased participants to receive benefits hereunder.

15.5 Communications to the Trustee shall be sent to the Trustee or as directed by the Trustee to the Benefit Determiner. No communication shall be binding upon the Trustee or the Benefit Determiner until it is received in written form by the Trustee or the Benefit Determiner. Communication to the
     Corporation shall be sent in written form to the Corporation's principal offices or to such other address as the Corporation may specify in writing.
     Communication shall be deemed received upon the date of delivery if given personally or, if given by mail, upon receipt thereof.

15.6 Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

15.7 Benefits payable to Plan participants and their beneficiaries under this
     Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process, except as otherwise required by law.

15.8 Anything in this Agreement to the contrary notwithstanding the rights of the Trustee and Benefit Determiner under Section 3.3, 3.4, 3.5. 7.1, 11.1, and 11.2 shall survive the termination of this Agreement.

                                   ARTICLE XVI

                POTENTIAL CHANGE IN CONTROL OR CHANGE IN CONTROL

16.1 Each participant and beneficiary of a deceased participant is an intended beneficiary under this Trust, and shall, after a Change in Control occurs, be entitled to enforce all terms and provisions hereof with the same force and effect as if such person had been a party hereto at his own expense.

16.2 For purposes of this Trust, a Potential Change in Control shall be deemed to have occurred if there shall have occurred any of the following:

     (i)   The Company enters into an agreement, the consummation of which would constitute a Change in Control;

     (ii)  The Company or any "person" as such term is used in Section 13(d) and
           14(d) of the Securities Exchange Act of 1934, as amended (the
           "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the
           Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), publicly announces its intention to take or to consider taking such action which, if consummated, would constitute a Change in Control; or

     (iii) Any "person"' (as referred to in (ii) above), acquires voting securities of the Company after September 1, 2000 and immediately thereafter is a "15% Beneficial Owner." For purposes of this provision, a "15% Beneficial Owner" shall mean a person who is the
           "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 15%
           or more of the combined voting

           power of the Company's then-outstanding voting securities; provided, however, that the term "15% Beneficial Owner" shall not include any person who was a beneficial owner of outstanding voting securities of the Company at February 20, 1990, or any person or persons who was or becomes a fiduciary of any such person or persons who is, or in the aggregate are, a "15% Beneficial Owner" (a "PCIC Existing
           Shareholder"), including any group that may be formed which is comprised solely of PCIC Existing Shareholders, unless and until such time after February 20, 1990 as any such PCIC Existing Shareholder shall have become the beneficial owner (other than by means of a stock dividend, stock split, gift, inheritance or receipt or exercise of, or accrual of any right to exercise, a stock option granted by the Company or receipt or settlement of any other stock-related award granted by the Company) by purchase of any additional voting securities of the Company; and provided further, that the term "15%
           Beneficial Owner" shall not include any person who shall become the beneficial owner of 15% or more of the combined voting power of the
           Company's then-outstanding voting securities solely as a result of an acquisition by the Company of its voting securities, until such time thereafter as such person shall become the beneficial owner (other than by means of a stock dividend or stock split) of any additional voting securities and becomes a 15% Beneficial Owner in accordance with this Section 16.2. The Trustee may rely upon Corporation's notification as to the occurrence of a Potential Change in Control.
           An authorized designee will notify Trustee of such occurrence in writing.

16.3 For purposes of this Trust, a Change in Control shall be deemed to have occurred if there shall have occurred any of the following:

     (i)   Any "person," (as defined in Section 16.2 hereof), acquires voting securities of the Company and immediately thereafter is a "40%
           Beneficial Owner." For purposes of this provision, a "40% Beneficial
           Owner" shall mean a person who is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then-outstanding voting securities;
           provided, however, that the term "40% Beneficial Owner" shall not include any person who was a beneficial owner of outstanding voting securities of the Company at February 20, 1990, or any person or persons who was or becomes a fiduciary of any such person or persons who is, or in the aggregate, are a "40% Beneficial Owner" (an
           "Existing Shareholder"), including any group that may be formed which is comprised solely of Existing Shareholders, unless and until such time after February 20, 1990 as any such Existing Shareholder shall have become the beneficial owner (other than by means of a stock dividend, stock split, gift inheritance or receipt or exercise of, or accrual of any right to exercise, a stock option granted by the
           Company or receipt or settlement of any other stock-related award granted by the Company) by purchase of any additional voting securities of the Company; and provided further, that the term "40%
           Beneficial Owner" shall not include any person who shall become the beneficial owner of 40% or more of the combined voting power of the
           Company's then-outstanding voting securities solely as a result of an acquisition by the Company of its voting securities, until such time thereafter as such person shall become the beneficial owner (other than by means of a stock dividend or stock split) of any additional voting securities and becomes a 40% Beneficial Owner in accordance with this Section 16.3;

     (ii)  Individuals who on September 1, 2000 constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or

           threatened election consent, including but not limited to a consent solicitation, relating to the election of directors of the Company)
           whose election by the Board or nomination for election by the
           Company's shareholders was approved by a vote of at least two-thirds
           (2/3) of the directors then still in office who either were directors on September 1, 2000 or whose election or nomination for election was previously so approved or recommended, cease for any reason to constitute at least a majority thereof;

     (iii) There is consummated a merger, consolidation, recapitalization, or reorganization of the Company, or a reverse stock split of any class of voting securities of the Company, if, immediately following consummation of any of the foregoing, either (A) individuals who, immediately prior to such consummation, constitute the Board do not constitute at least a majority of the members of the board of directors of the Company or the surviving or parent entity, as the case may be, or (B) the voting securities of the Company outstanding immediately prior to such consummation do not represent (either by remaining outstanding or by being converted into voting securities of a surviving or parent entity) at least 60% or more of the combined voting power of the outstanding voting securities of the Company or such surviving or parent entity; or

     (iv)  The shareholders of the Company have approved a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

The Trustee may rely upon Corporation's notification as to the occurrence of a
Change in Control. An authorized designee will notify Trustee of such occurrence in writing.

IN WITNESS WHEREOF, the parties have executed this Trust Agreement as of the date written above.

                                        INTERNATIONAL FLAVORS & FRAGRANCES INC.

                                        By /s/ Stephen A. Block
                                           -------------------------------------
                                           Name:  Stephen A. Block
                                           Title: Senior Vice President, General
                                                  Counsel & Secretary

                                        FIRST UNION NATIONAL BANK

                                        By /s/ Robert E. Hord Jr.
                                           -------------------------------------
                                           Name:  Robert E. Hord Jr.
                                           Title: Vice President

                                        BUCK CONSULTANTS INC.

                                        By Karl W. Lehwater
                                           -------------------------------------
                                           Name:  Karl W. Lehwater
                                           Title: Secretary

                                        ASSOCIATED COMPANY

                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

                                   APPENDIX A

The following plans and/or programs of International Flavors & Fragrances Inc.

Management Incentive Compensation Plan

Special Executive Bonus Plan

Supplemental Retirement Investment Plan

Supplemental Retirement Plan (Pension)

Executive Separation Policy

Post Employment Medical and Life Insurance Policy